UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

__________________________________________

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779-7410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

                           Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 19, 2015, Lakeland Industries, Inc. (the “Company”) completed the sale of the Company’s corporate headquarter offices located at 701-7 Koehler Avenue, Ronkonkoma, New York for a purchase price of $517,500 to Capitol Restoration Dry Cleaners, Inc. The sale resulted in a gain of approximately $33,000. The proceeds of such sale have been used to pay down the Company’s revolver loan with Alostar Bank of Commerce.

The Company has moved into its new leased corporate headquarter offices at 3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Contract of Sale, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2015.
10.2	Attorney Closing Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

/s/ Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer &
President

Dated: June 23, 2015

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Contract of Sale, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2015.
10.2	Attorney Closing Statement.